FIRST MONTAUK FINANCIAL CORP.
                            Parkway 109 Office Center
               328 Newman Springs Road, Red Bank, New Jersey 07701

                                 PROXY STATEMENT
                        Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant:  X
Filed by a party other than the registrant:

Check the appropriate box:
                 Preliminary Proxy Statement
             X   Definitive Proxy Statement
                 Definitive Additional Materials
                 Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                          First Montauk Financial Corp.
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              (Name of the Corporation as Specified in Charter)


                         William J. Kurinsky, Secretary
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                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box)
             X       No Fee Required
                     Fee computed on table below per Exchange Act
                     Rules 14a-6(i)(1) and

             (1) Title of each class of securities to which transaction applies:

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             (2)     Aggregate number of securities to which transaction
                     applies:

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             (3)     Per unit price or other underlying value of transaction
                     computed pursuant to Exchange Act Rule 0-11:
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             (4)     Proposed maximum aggregate value of transaction:

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             (5)     Total Fee Paid

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                     Fee paid previously with preliminary materials:

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                   Check box if any part of the fee is offset as provided by
                   Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or form or schedule and the date of filing.
             (1)   Amount previously paid:

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             (2)   Form, Schedule or Registration no.:

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


                          FIRST MONTAUK FINANCIAL CORP.
                            Parkway 109 Office Center
               328 Newman Springs Road, Red Bank, New Jersey 07701

                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       To Be Held on Friday, June 25, 2004

                              --------------------


To the Shareholders of FIRST MONTAUK FINANCIAL CORP.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of FIRST MONTAUK FINANCIAL CORP. (the "Company") will be held at the principal executive offices of the Company, located at Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, New Jersey 07701 on Friday, June 25, 2004 at 10:00 a.m., New Jersey time, for the following purposes:

1. To elect two Class II Directors to the Company's Board of Directors to hold office for a period of three years or until their successors are duly elected and qualified; and

2. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     The close of business on Friday, May 14, 2004 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the Annual Meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Company, in writing, prior to the Annual Meeting of Shareholders.

                                          By Order of the Board of Directors


                                          WILLIAM J. KURINSKY, Secretary

Dated: May 24, 2004

         WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                          FIRST MONTAUK FINANCIAL CORP.
                            Parkway 109 Office Center
               328 Newman Springs Road, Red Bank, New Jersey 07701

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON FRIDAY, JUNE 25, 2004

         This Proxy Statement and the accompanying form of proxy have been mailed on or about May 24, 2004 to the holders of the Company's Common Stock of record on Friday, May 14, 2004 (the "Record Date") of FIRST MONTAUK FINANCIAL CORP., a New Jersey corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on Friday, June 25, 2004 and at any adjournment thereof.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

         Shares of the Company's Common Stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted as follows:

         1. FOR the election of the persons nominated by the Board of Directors as Class II Directors; and

         2. FOR such other matters as may be properly brought before the meeting and for which the persons named on the enclosed proxies determine, in their sole discretion to vote in favor.

Quorum and voting.

     A majority of our outstanding shares of common stock as of the Record Date must be present at the meeting in person or by proxy in order to hold the meeting and conduct business. This presence is called a quorum. Shares are counted as present at the meeting if you are present and vote in person at the meeting, or if you have properly submitted a proxy card. In addition, abstentions and broker non-votes will be considered to be shares present at the meeting for purposes of a quorum. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker does not receive voting instructions from the beneficial owner and the broker lacks discretionary authority to vote the shares.

     Please complete, date and sign the accompanying proxy card and promptly return it in the enclosed envelope or otherwise mail it to us. All executed, returned proxies that are not revoked will be voted in accordance with the included instructions. Election of Directors is by plurality vote, with the two nominees receiving the highest vote totals to be elected as Directors. Accordingly, abstentions and broker non-votes will not affect the outcome of the Election of Directors. Broker non-votes and abstentions will be counted towards the determination of a quorum which, according to First Montauk's Bylaws, will be the presence, in person or by proxy, of a majority of the issued and outstanding shares of common stock entitled to vote.

2


     In addition, the proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Annual Meeting of Shareholders. The Board of Directors is not currently aware of any such other matters. The persons named as proxies may propose one or more adjournments of the meeting to permit further solicitations of proxies or for other reasons. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the meeting.

     If your shares are held in an account at a brokerage firm or bank, you may submit your voting instructions by signing and timely returning the enclosed voting instruction form, by Internet or telephone (if available) at the address or telephone number shown on your voting instruction form, or by providing other proper voting instructions to the registered owner of your shares. If you either return your signed proxy or submit your proxy using the Internet or telephone procedures that may be available to you, your shares will be voted as you direct. IF THE ACCOMPANYING PROXY IS PROPERLY EXECUTED AND RETURNED, BUT NO VOTING DIRECTIONS ARE INDICATED THEREON, THE SHARES REPRESENTED THEREBY WILL BE VOTED FOR THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT.

Revocation of proxies.

     Any proxy may be revoked at any time before it is voted. A shareholder may revoke a proxy by notifying the Secretary of First Montauk either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. Revocation is effective only upon receipt of such notice by the Secretary of First Montauk. Shareholders who hold their shares through a broker, bank or other nominee and wish to vote at the meeting must bring to the meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares to be voted.

Solicitation of proxies.

     First Montauk will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of First Montauk's common stock held of record by such persons, and First Montauk may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

     The Annual Report to Shareholders for the fiscal year ended December 31, 2003, including financial statements, accompanies this Proxy Statement.

     The principal executive offices of First Montauk are located at Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, New Jersey 07701; First Montauk's telephone number is (732) 842-4700.

Independent Public Accountants

     The Board of Directors of First Montauk has selected Schneider & Associates, LLP, Certified Public Accountants, as its independent accountants for the fiscal year ending December 31, 2004. Shareholders are not being asked to approve such selection because such approval is not required under First Montauk's Bylaws or the Business Corporation Act of the State of New Jersey. The audit services provided by Schneider & Associates, LLP consists of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Representatives of Schneider & Associates, LLP, are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

3


     The following table presents the total fees paid for professional audit and non-audit services rendered by our independent auditors for the audit of our annual financial statements for the years ended December 31, 2003 and December 31, 2002, and fees billed for other services rendered by our independent auditors during those periods.



   ----------------------------------------- --------------------------------- ---------------------------------
                                                            Fiscal Year Ended                 Fiscal Year Ended
                                                            December 31, 2003                 December 31, 2002
   ----------------------------------------- --------------------------------- ---------------------------------
   ----------------------------------------- --------------------------------- ---------------------------------
   Audit Fees (1)                                                    $149,000                          $129,674
   ----------------------------------------- --------------------------------- ---------------------------------
   ----------------------------------------- --------------------------------- ---------------------------------
   Audit-Related Fees (2)                                              $5,025                                $0
   ----------------------------------------- --------------------------------- ---------------------------------
   ----------------------------------------- --------------------------------- ---------------------------------
   Tax Fees (3)                                                       $29,300                           $22,001
   ----------------------------------------- --------------------------------- ---------------------------------
   ----------------------------------------- --------------------------------- ---------------------------------
   All Other Fees (4)                                                 $12,000                            $4,500
   ----------------------------------------- --------------------------------- ---------------------------------
   ----------------------------------------- --------------------------------- ---------------------------------
   Total                                                             $195,325                          $156,175
   ----------------------------------------- --------------------------------- ---------------------------------

---------------------
(1) Audit services consist of audit work performed in the preparation of financial statements for the fiscal year and for the review of financial statements included in Quarterly Reports on Form 10-Q during the fiscal year, as well as work that generally only the independent auditor can reasonably be expected to provide, including consents for registration statement flings and responding to SEC comment letters on annual and quarterly filings.
(2) Audit-related services consist of assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, agreed upon procedures report and accounting and regulatory consultations.
(3) Tax services consist of all services performed by the independent auditor's tax personnel, except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.
(4) Other services consist of those service not captured in the other categories.


     Our Audit Committee has determined that the services provided by our independent auditors and the fees paid to them for such services has not compromised the independence of our independent auditors.

     Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor. Prior to

4


engagement of the independent auditor for the next year's audit, management will submit a detailed description of the audit and permissible non-audit services expected to be rendered during that year for each of four categories of services described below to the Audit Committee for approval. In addition, management will also provide to the Audit Committee for its approval a fee proposal for the services proposed to be rendered by the independent auditor. Prior to the engagement of the independent auditor, the Audit Committee will approve both the description of audit and permissible non-audit services proposed to be rendered by the independent auditor and the budget for all such services. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service.

     During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires separate pre-approval before engaging the independent auditor. To ensure prompt handling of unexpected matters, the Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. The four categories of services provided by the independent auditor are as defined in the footnotes to the fee table set forth above.

                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The securities entitled to vote at the Annual Meeting are the Company's common stock, no par value per share (the "Common Stock"). The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to shareholders. The close of business on May 14, 2004 has been fixed as the Record Date for the determination of the Common Stock shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. As of May 14, 2004, there were 10,076,926 shares of Common Stock issued and outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

     The following table sets forth certain information as of the Record Date with respect to each Director, each nominee for Director, each executive officer, all Directors and Officers as a group and the persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) known by the Company to be the beneficial owner of more than five (5%) percent of any class of the Company's voting securities.


           Directors, Officers                               Amount and Percentage
           and 5% Shareholders (1)                        Of Beneficial Ownership (1)
           -----------------------                        ---------------------------

                                                       Number of Shares            Percent
           Herbert Kurinsky
           Parkway 109 Office Center
           328 Newman Springs Road
           Red Bank, NJ 07701                                786,518(2)             7.57%

           William J. Kurinsky
           Parkway 109 Office Center
           328 Newman Springs Road                         2,105,823(3)            20.27%
           Red Bank, NJ 07701

           Victor K. Kurylak
           Parkway 109 Office Center
           328 Newman Springs Road                           750,000(4)             7.10%
           Red Bank, NJ 07701

           Robert I. Rabinowitz, Esq.
           Parkway 109 Office Center
           328 Newman Springs Road                           233,250(5)             2.27%
           Red Bank, NJ 07701

5

           Ward R. Jones
           300 West Jersey Road
           Lehigh Acres, FL  33936                           110,000(6)             1.08%

           Norma Doxey
           Parkway 109 Office Center
           328 Newman Springs Road                            54,900(7)               *
           Red Bank, NJ 07701

           Barry Shapiro, CPA
           Parkway 109 Office Center
           328 Newman Springs Road                            40,000(8)               *
           Red Bank, NJ 07701

           Kirlin Holdings Corp.
           6901 Jericho Turnpike
           Syosset, NY  11792                                852,500(9)             8.47%

           All   Directors,   Officers  and  5%
           Shareholders  as a group (8  persons            4,932,991               46.68%
           in number) (2, 3, 4, 5, 6, 7, 8, 9)
------------------------------------------
* Indicates less than 1%

(1) Unless otherwise indicated below, each director, officer and 5% shareholder has sole voting and sole investment power with respect to all shares that he beneficially owns.

(2) Includes vested and presently exercisable options of Mr. Herbert Kurinsky to purchase 325,000 shares of common stock. Amounts and percentages indicated for Mr. Kurinsky include an aggregate of 375,000 shares of restricted common stock, which shares vest in equal amounts of 33.3%, on April 1, 2004, July 1, 2004 and October 1, 2004.

(3)  Includes  vested  and  presently  exercisable  options  of Mr.  William  J.
     Kurinsky to purchase 325,000 shares of common stock. Amounts and percentages indicated for Mr. Kurinsky include an aggregate of 375,000 shares of restricted common stock, which shares vest in equal amounts of 33.3%, on April 1, 2004, July 1, 2004 and October 1, 2004.

(4) Amounts and percentages indicated for Mr. Kurylak include an aggregate of 250,000 shares of restricted common stock and options to purchase 500,000 shares of common stock, all of which securities vest in equal amounts over a three-year period commencing on the first anniversary of his employment agreement.

(5) Includes vested and presently exercisable options of Mr. Robert Rabinowitz to purchase 203,750 shares of common stock. Mr. Rabinowitz's children own 2,000 shares of common stock. Mr. Rabinowitz also owns 5,833 Class C Warrants.

(6) Includes vested and presently exercisable options of Mr. Ward Jones to purchase 100,000 shares of common stock.

(7) Includes vested and presently exercisable options of Ms. Norma Doxey to purchase 42,500 shares of common stock.

(8) Includes vested and presently exercisable options of Mr. Barry Shapiro to purchase 40,000 shares of common stock.

(9) As reported under Schedule 13G filing made by Kirlin Holding Corp. dated July 15, 2002.

NOTE:  Class C Warrants are exercisable at $7.00 per share for a period of seven
(7) years from February 17, 1998.

Certain Reports

     No person who, during the fiscal year ended December 31, 2002, was a Director, officer or beneficial owner of more than ten percent of the Company's Common Stock (which is the only class of securities of the Company registered under Section 12 of the Securities Exchange Act of 1934 (the "Act") (a "Reporting Person") failed to file on a timely basis, reports required by
Section 16 of the Act during the most recent fiscal year. The foregoing is based solely upon a review by the Company of Forms 3 and 4 during the most recent fiscal year as furnished to the Company under Rule 16a-3(d) under the Act, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and any representation received by the Company from any Reporting Person that no Form 5 is required.

     It is expected that the following will be considered at the Annual Meeting and action taken thereon:

6


                            I. ELECTION OF DIRECTORS

     Our Certificate of Incorporation provides for the classification of the Board of Directors into three classes of Directors, each class as nearly equal in number as possible but not less than one Director, each to serve for a three-year term, staggered by class. Our Certificate of Incorporation further provides that a Director or the entire Board of Directors may be removed only for cause and only by the affirmative vote of the holders of at least 70% of the combined voting power of our voting stock, with vacancies on the Board being filled only by a majority vote of the remaining Directors then in office.

     The Board of Directors currently consists of five Directors divided into three classes (Class I, II and III) consisting of two members each for Classes I and II and one Director presently remaining in Class III. Until December 31, 2002, the Board of Directors consisted of six Directors dividend into the three classes. However, as of December 31, 2002, Mr. David I. Portman, formerly a Class III Director, resigned from our Board of Directors. We have not yet nominated any person to fill the vacancy on our Board of Directors created by Mr. Portman's resignation.

     The affirmative vote of a plurality of the outstanding shares of Common Stock entitled to vote thereon, voting together as a single class at the Annual Meeting of shareholders is required to elect the Class II Directors. All proxies received by the Board of Directors will be voted for the election as Class II Directors of the nominees listed below if no direction to the contrary is given. In the event that the nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate that this will occur. Family relationships exist among the following executive officers and directors: Mr. Herbert Kurinsky is the uncle of Mr. William J. Kurinsky and Mr. Robert I. Rabinowitz, our general counsel, is the brother-in-law of Mr. William J. Kurinsky.

     The terms of the Class II Directors expire at this Annual Meeting and the Class II Directors are the sole Directors nominated for election at this Annual Meeting. Our present Directors nominated for reelection to our Board of Directors as the Class II Directors at the Annual Meeting are Ms. Norma L. Doxey and Mr. Barry D. Shapiro.

7


     The following table sets forth certain information as of the date hereof with respect to each of our nominees, directors and executive officers whose term of office continues after the Annual Meeting.


Name                              Position with Company, Office and Age                      Director      Term Expires
                                                                                               Since

                                                CLASS II  -- NOMINEES

Norma Doxey                       Class II Director, First Montauk Financial Corp., and        1988          Nominee
                                  Vice President of Operations, Montauk Financial Group,
                                  64

Barry D. Shapiro                  Class II Director, First Montauk Financial Corp., 62         2000          Nominee

                                                      CLASS I

Herbert Kurinsky                  Class I  Director  and  Chairman  of the Board of First      1987            2005
                                  Montauk   Financial   Corp.  and   Registered   Options
                                  Principal   of  Montauk   Financial   Group   Class  II
                                  Director,  First  Montauk  Financial  Corp.,  and  Vice
                                  President of Operations, Montauk Financial Group, 73

William J. Kurinsky               Class I Director,  Vice-Chairman,  Chief  Executive and      1987            2005
                                  Chief Financial  Officer and Secretary of First Montauk
                                  Financial  Corp.  and of  Montauk  Financial  Group and
                                  Financial/Operations Principal of Montauk, 43

                                                     CLASS III

Ward R. Jones, Jr.                Class III  Director,  First  Montauk  Financial  Corp.,       1991           2006
                                  Registered  Representative of First Montauk  Securities
                                  Corp., 73

                                                Executive Officers

Victor K. Kurylak                 President and Chief Operating Officer, First Montauk
                                  Financial Corp. and Montauk Financial Group, 47

Robert I. Rabinowitz              General Counsel, First Montauk Financial Corp.,
                                  Chief Administrative Officer, Vice President and General
                                  Securities Principal of Montauk Financial Group, 47


Class II Directors - Nominees

     Norma L. Doxey has been a member of our Board of Directors since December 6, 1988. Ms. Doxey has been a Vice President of Operations and a Registered Representative with Montauk Financial Group since September 1986. From September 1986, she was operations manager and a Registered Representative with Homestead Securities, Inc. From July 1984 through August 1985 she held the same position with Marvest Securities.

8


     Barry D. Shapiro, CPA has been a member of our Board of Directors since December 6, 2000. From October 2000 to the present, Mr. Shapiro is a shareholder of the accounting firm, Withum, Smith + Brown in its Red Bank office. Mr. Shapiro was a partner of Shapiro & Weisman CPAs P.A. from 1976 thru 1996 when he became a partner of Rudolf, Cinnamon & Calafato, P.A. until joining Withum Smith + Brown. Mr. Shapiro was previously employed with the Internal Revenue Service from 1965 thru 1971, where he was responsible for audit, review and conference functions. Mr. Shapiro is a member of the New Jersey Society of Certified Public Accountants, where he currently participates on the IRS Co-Op and State Tax Committees. Mr. Shapiro is a past Trustee, Treasurer and Vice President of the NJSCPA. He has been involved and is in many civic and community activities, as well as charitable organizations, including the Monmouth County New Jersey Chapter of the American Cancer Society and the Ronald McDonald House of Long Branch, New Jersey. Mr. Shapiro received a B.S. in accounting from Rider University in 1965.

Directors Continuing in Office

     Herbert Kurinsky, our Chairman, became a Director and the President of First Montuak Financial Corp. on November 16, 1987. Mr. Kurinsky is a co-founder of Montauk Financial Gorup. and has been its President, one of its Directors and its Registered Options Principal since September of 1986. Effective December 15, 2003, Mr. Kurinsky relinquished his duties as our Chief Executive Officer. From March 1984 to August 1986, Mr. Kurinsky was the President of Homestead Securities, Inc., a New Jersey broker/dealer. From April 1983 to March 1984, Mr. Kurinsky was a branch office manager for Phillips, Appel & Waldon, a securities broker/dealer. From February 1982 to March 1983, Mr. Kurinsky was a branch office manager for Fittin, Cunningham and Lauzon, a securities broker/dealer. From November 1977 to February 1982, he was a branch office manager for Advest Inc., a securities broker/dealer. Mr. Kurinsky received a B.S. degree in economics from the University of Miami, Florida in 1954.

     William J. Kurinsky, serves as our Chief Executive Officer, Vice Chairman, Chief Financial Officer and Secretary. Mr. Kurinsky previously served as our Vice President, a Director and Chief Operating Officer, in addition to serving as Chief Financial Officer and Secretary, since November 16, 1987. Mr. Kurinsky relinquished the office of Chief Operating Officer and became our Chief Executive Officer and Vice Chairman, effective December 15, 2003. He is a co-founder of Montauk Financial Group and has been one of its Vice Presidents, a Director and its Financial/Operations Principal since September of 1986. Prior to that date, Mr. Kurinsky was Treasurer, Chief Financial Officer and Vice
President of Operations of Homestead Securities, Inc., a securities broker/dealer. Mr. Kurinsky received a B.S. from Rutgers University in 1984. He is the nephew of Herbert Kurinsky.

     Ward R. Jones, Jr. has been a member of our Board of Directors since June 1991. From 1955 through 1990, Mr. Jones was employed by Shearson Lehman Brothers as a registered representative, eventually achieving the position of Vice President. Mr. Jones is currently a registered representative of First Montauk Securities Corp., but does not engage in any securities business.

Executive Officers

     Victor K. Kurylak became our President and Chief Operating Officer effective as of January 1, 2004. From January 2001 through December 2003, Mr. Kurylak was a self-employed business consultant, and was retained by us prior to his becoming our President and Chief Operating Officer. From November 1995 through December 2000 he was an owner and Executive Vice President for Madison Consulting Group, an independent insurance brokerage firm. From February 1990 through October 1995, Mr. Kurylak was the Chief Information Officer for Rockefeller Financial Services in New York City. Mr. Kurylak received his Bachelor of Science degree in Engineering from Princeton University in 1979. Mr. Kurylak is registered as a general securities representative and registered principal and is licensed as a life, health and property and casualty insurance producer.

     Robert I. Rabinowitz, Esq. has been our General Counsel since 1987. He concurrently served as General Counsel of Montauk Financial Group from 1986 until 1998 when a new general counsel was named. Thereafter, he became the Chief Administrative Officer of Montauk Financial Group as well as a General Securities Principal. From January 1986 until November 1986, he was an associate attorney for Brodsky, Greenblatt & Renahan, a private practice law firm in Rockville, Maryland. Mr. Rabinowitz is an attorney at law licensed to practice in New Jersey, Maryland and the District of Columbia, and is a member of the Board of Arbitrators for the National Association of Securities Dealers, Department of Arbitration. Mr. Rabinowitz's wife is a niece of Mr. Herbert Kurinsky and a sister of Mr. William Kurinsky.

9


Significant Employees

     Mark D. Lowe, 45, has been President of Montauk Insurance Services, Inc. since October 1998. From 1982 to 1998 Mr. Lowe was a Senior Consultant with Congilose & Associates, a financial services firm specializing in insurance and estate planning. Mr. Lowe became a Certified Financial Planner (CFP) in July 1991, a Chartered Financial Planner (Chfc) in 2001 and a Chartered Life Underwriter (CLU) in 2003. Mr. Lowe graduated Ocean County College in Toms River, NJ. Mr. Lowe is the past President of the Estate and Financial Planning Council of Central New Jersey.

     Mindy A. Horowitz, CPA, 46, Senior Vice President of Finance, has been with Montauk Financial Group since September 1995. Prior to that, Ms. Horowitz was a tax partner with and held other positions at the accounting firm of Broza, Block & Rubino from 1981 through 1995 when she joined First Montauk Securities Corp. Ms. Horowitz is a Certified Public Accountant.

Compensation of Directors; Meetings of Directors

     We pay our directors who are not also our employees a retainer of $250 per meeting of the Board of Directors attended and for each meeting of a committee of the Board of Directors not held in conjunction with a Board of Directors meeting. Directors that are also our employees are not entitled to any additional compensation as such. During fiscal year 2003, the Board of Directors met on five occasions and voted by unanimous written consent on one occasion. No member of the Board of Directors attended less than 75% of the aggregate number of (i) the total number of meetings of the Board of Directors or (ii) the total number of meetings held by all Committees of the Board of Directors.

Committees of the Board of Directors

         The Board of Directors has two committees: Audit and Compensation. First Montauk does not have a standing nominating committee of the Board of Directors.

         For the fiscal year ended December 31, 2003, the members of the committees, and a description of the duties of the Committees were as follows:

Audit Committee.  Our audit committee acts to:

o review with management our finances, financial condition and interim financial statements;
o        review with our independent auditors the year-end financial statements;
         and
o review implementation with the independent auditors and management any action recommended by the independent auditors and the retention and termination of our independent auditors.

     The Audit Committee adopted a written charter governing its actions effective June 23, 2000. The charter of the Audit Committee is annexed to this Proxy Statement as Exhibit A. During the fiscal year ended December 31, 2003, the Audit Committee met on one occasion. During the fiscal year, the members of the audit committee were Ward R. Jones and Barry Shapiro. Both of the members of our audit committee were "independent" within the definition of that term as provided by Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers. Members of the Audit Committee do not receive additional compensation for such service. The Board has determined that Mr. Barry D. Shapiro qualified as the audit committee financial expert as defined under applicable Securities and Exchange Commission rules.

Report of the Audit Committee*:

         In fulfilling its oversight responsibilities, the Audit Committee:

o reviewed and discussed the audited financial statements in the Annual Report with management;

10


o reviewed with the company's independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States of America, their judgments as to the company's accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, "Communications with Audit Committees (as amended)";

o discussed with the independent auditors the auditors' independence from management and the company, including the matters in the written disclosures required by the Independence Standards Board and reviewed the independence letter from the independent auditors required by Independence Standard Board Standard No. 1, "Independence Discussions with Audit Committees"; and

o recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Commission.

                                             By the Audit Committee of the
                                             Board of Directors of First Montauk
                                             Financial Corp.:

                                             Barry D. Shapiro
                                             Ward R. Jones, Jr.

     * The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

     Compensation Committee. The compensation committee functions include administration of our 2002 Incentive Stock Option Plan, 2002 Non-Executive Director Stock Option Plan and 1996 Senior Management Option Plan and the negotiation and review of all employment agreements with our executive officers. The compensation committees' members are Ward R. Jones and Barry D. Shapiro. As mentioned above, Mr. Jones and Mr. Shapiro are independent within the definition of that term as provided by Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers. During the fiscal year ended December 31, 2003, the committee met on one occasion.

Compensation Committee Interlocks and Insider Participation

     There are no compensation committee interlocks between the members of our compensation committee and any other entity. None of the members of the Board's compensation committee are executive officers of our company. Mr. Jones is a registered representative of our broker-dealer subsidiary, First Montauk Securities Corp., but does not engage in any securities business.

Compensation Committee Report on Executive Compensation*

     This report is submitted by the compensation committee of the Board of Directors. During the fiscal year ended December 31, 2003, the compensation committee was responsible for reviewing our stock plans and reviewing and approving compensation matters concerning our executive officers and key employees.

         Overview and Philosophy. We uses our compensation program to achieve the following objectives:

         o To provide compensation that attracts, motivates and retains the talented, high caliber officers and employees necessary to achieve our strategic objectives, as determined by the compensation committee;

         o        To align the interest of officers with our success;

11


         o To align the interest of officers with shareholders by including long-term equity incentives; and

         o To increase our long-term profitability and, accordingly, increase shareholder value.

     Compensation under the executive compensation program is comprised of cash compensation in the form of base salary, bonus compensation and long-term incentive awards, generally in the form of options to purchase common stock or grants of restricted common stock. In addition, the compensation program includes various other benefits, including medical and insurance plans and the employee stock option incentive plans and company sponsored 401(k) plans, both of which plans are generally available to all of our employees.

     The principal factors which the compensation committee considered with respect to each officer's compensation package for fiscal year ended December 31, 2003 are summarized below. The compensation committee may, however, in its discretion, apply different or additional factors in making decisions with respect to executive compensation in future years.

     Base Salary. Compensation levels for each of our officers, including the Chief Executive Officer, are generally set within the range of salaries that the compensation committee believes are paid to officers with comparable qualifications, experience and responsibilities at similar companies. In setting compensation levels, the compensation committee takes into account such factors as (i) the Company's past performance and future expectations, (ii) individual performance and experience and (iii) past salary levels. The compensation committee does not assign relative weights or ranking to these factors, but instead makes a determination based upon the consideration of all of these factors as well as the progress made with respect to the our long-term goals and strategies. Base salary, while reviewed annually, is only adjusted as deemed necessary by the compensation committee in determining total compensation for each officer. Additionally, certain executives, including Herbert Kurinsky, our Chief Executive Officer during the 2003 fiscal year, and William Kurinsky, the Chief Operating Officer during the 2003 fiscal year have existing employment agreements with us which set forth certain levels of base salary and bonus compensations. Each of Messrs. Kurinsky entered into new employment agreements with us effective January 1, 2004 and we entered into an employment agreement with our new President and Chief Operating Officer, Mr. Victor K. Kurylak, also effective January 1, 2004. Mr. Kurylak's annual compensation during the term of his employment will be as set forth in his employment agreement. You are directed to the detailed discussion of these agreements under the heading "Employment Agreements" appearing elsewhere in this Proxy Statement.

     Equity Incentives. The compensation committee believes that stock participation aligns officers' interests with those of the shareholders. In addition, the compensation committee believes that equity ownership by officers helps to balance the short term focus of annual incentive compensation with a longer term view and may help to retain key executive officers. Long term incentive compensation, generally granted in the form of stock options, allows the officers to share in any appreciation in the value of our common stock.

     In making stock option grants, the compensation committee considers general corporate performance, individual contributions to our financial, operational and strategic objectives, level of seniority and experience, existing levels of stock ownership, previous grants of restricted stock or options, vesting schedules of outstanding restricted stock or options and the current stock price. With respect to the compensation determination for the fiscal year ended December 31, 2003, the compensation committee believes that the current stock ownership positions of the executive officers was sufficient to achieve the benefits intended by equity ownership. Accordingly, no additional options were granted options to our executive officers during the past fiscal year. However subsequent to the end of the 2003 fiscal year, each of Mr. Herbert Kurinsky, Mr. William Kurinsky and Mr. Victor K. Kurylak received equity compensation in connection with the employment agreements each of them entered into with us, effective as of January 1, 2004. Each of Messrs. Kurinsky received an award of granted them the right to receive an aggregate of 375,000 restricted shares of common stock, which vest in equal amounts of 33.3%, on April 1, 2004, July 1, 2004 and October 1, 2004. Mr. Kurylak was granted options to purchase 500,000 shares of common stock and 250,000 restricted shares of common stock, all of which vest in equal amounts over a three-year period, commencing on the first anniversary of his employment agreement.

     Other Benefits. We also have various broad-based employee benefit plans. Executive officers participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executive officers under these plans. We offer a 401(k) savings plan, which allows employees to invest in a wide array of funds on a pre-tax basis, as well as insurance and other benefit plans for its employees, including executive officers. We also provide use of a company automobile or alternatively reimbursement for automobile expenses as well as business-expense reimbursement.

12


     Chief Executive Officer and Chief Operating Officer Compensation. The terms of the compensation paid to each of our Chief Executive Officer and Chief Operating Officer for the 2003 fiscal year were determined primarily in accordance with the employment agreements entered into by such officer in August, 2003. During the last fiscal year, neither the Chief Executive Officer nor the Chief Operating Officer received any cash bonuses or compensation outside of a $2,500 automobile expense allowance for the Chief Executive
Officer. Each of our Chief Executive Officer and Chief Operating Officer received a base salary of $231,218 during the fiscal year ended December 31, 2003. Each officer received an increase in his base salary in fiscal 2003 as compared to the fiscal year ended December 31, 2002 pursuant to the terms of their then-effective employment agreements. Each of our Chief Executive Officer and Chief Operating Officer was entitled to a base salary of $256,218 for the 2003 fiscal year pursuant to their employment agreements. Each of these officers agreed to accept a base salary below the amount that they were entitled in order to assist us in improving our cash flow and financial condition. We paid a bonus of $200,000 to our former Chief Executive Officer for the 2003 fiscal year in consideration of his agreement to accept a new employment contract for a new salary and shorter employment duration as he was entitled under his prior contract. With respect to our former Chief Operating Officer (and current Chief Executive Officer), a bonus of $50,000 was paid for the 2003 fiscal year in recognition of his promotion to Vice Chairman and Chief Executive Officer. As discussed below, each of these employees entered into new employment agreements effective January 1, 2004.

     New Employment Agreements. In December 2003, the Committee approved new employment agreements for each of Mr. Herbert Kurinsky, Mr. William Kurinsky and Mr. Victor K. Kurylak. Each agreement became effective as of January 1, 2004. Pursuant to his agreement, Mr. Herbert Kurinsky resigned his position as our Chief Executive Officer and now serves as our Chairman. As set forth in his employment agreement, Mr. William Kurinsky became our Chief Executive Officer, remained as our Chief Financial Officer and resigned his position as Chief Operating Officer and Executive Vice President. Finally, Mr. Kurylak became our President and Chief Operating Officer. We entered into these new employment agreements in order to strengthen our management team and to include adequate provisions for these employees in the event of a change of control. The Committee determined that these officers were essential to our success, and that their continued retention, especially in the event of a threat of a change of control of our company, necessitated that these executives be eligible for added compensation under certain conditions. The Committee believed that several factors out of our control made a potential change of control possible. These factors included the falling stock market generally, and the falling price of our stock. The new employment agreements also provide for additional financial and employment security under other conditions, such as termination without cause. Additional information relating to these new employment agreements is described under the heading "Employment Agreements" appearing elsewhere in this Proxy Statement.

     Tax Deductibility of Executive Compensation. Section 162(m) of the Code limits the tax deduction to us to $1 million for compensation paid to any of the executive officers unless certain requirements are met. The compensation committee has considered these requirements and the regulations. It is the compensation committee's present intention that, so long as it is consistent with its overall compensation objectives, substantially all executive compensation be deductible for United States federal income tax purposes. The compensation committee believes that any compensation deductions attributable to options granted under the employee stock option plan currently qualify for an exception to the disallowance under Section 162(m). Future option grants to executive officers under each of our employee stock option plans will be granted by the compensation committee.

                                              By the Compensation Committee of
                                              the Board of Directors of
                                              First Montauk Financial Corp.

                                                   Ward R. Jones, Jr.
                                                   Barry Shapiro

     * This section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

13


Nominating Matters.

     We have not established a separate nominating committee due to the current size and composition of our Board of Directors. The full Board of Directors is responsible for attending to our nominating and corporate governance matters, including reviewing and recommending changes to the Board's composition and structure; establishing criteria for membership and evaluating corporate policies relating to the recruitment of Board members; implementing and monitoring policies regarding principles of corporate governance in order to ensure the Board's compliance with its fiduciary duties to the company and its shareholders; and making recommendations regarding proposals submitted by shareholders.

     Board candidates are considered based upon various criteria, such as their business and professional skills and experiences, concern for the long-term interests of the shareholders, whether the individual satisfies criteria for independence as may be required by applicable regulations and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of our industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to our company.

     Our policy with respect to shareholder nominees require that the Board of Directors evaluate nominees recommended by shareholders in the same manner as it evaluates other nominees. Our policy is to consider suggestions for Board membership submitted by shareholders in accordance with the following. Shareholders may nominate qualified director candidates for consideration by delivering notice to our Corporate Secretary at our principal executive offices in accordance with the provisions of our Bylaws and the provisions set forth herein under the heading "Shareholder Proposals." The notice must contain certain prescribed information about the proponent and the nominee(s), including such information about the nominee(s) as would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had such nominee been nominated by the Board.

     All of the nominees for directors being voted upon at the Annual Meeting are directors standing for re-election. Except in the event of unexpected or unusual circumstances, all directors are expected to be present at the Annual Meeting of Shareholders. During the Annual Meeting of Shareholders held on June 19, 2003, all five of our directors were present.

Vote Required for Election of Directors

     The affirmative vote of the holders of a plurality of the shares of Common Stock voting at the Annual Meeting is required for the approval of the nominees for the Class II Directors.

     THE BOARD OF DIRECTORS DEEMS THE NOMINEES FOR THE CLASS II DIRECTORS TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

14

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

Executive Compensation

Summary of Cash and Certain Other Compensation

     The following table provides certain information concerning all Plan and Non-Plan (as defined in Item 402 (a)(ii) of Regulation S-K) compensation awarded to, earned by, paid or accrued by us during the years ended December 31, 2003, 2002 and 2001 to each of our named executive officers.

                                             SUMMARY COMPENSATION TABLE

------------------------------ -------- --------------------------------------------- -----------------------------------------

                                                    Annual Compensation                              Long Term
                                                                                                    Compensation
------------------------------ -------- --------------------------------------------- -----------------------------------------
------------------------------ -------- ------------- ------------- ----------------- -----------------------------------------

                                                                                                       Awards
                                                                                      -----------------------------------------
                                                                                                               Securities
                                                                      Other Annual     Restricted Stock        Underlying
                                          Salary         Bonus        Compensation         Award(s)           Options/SARs
 Name and Principal Position     Year       ($)           ($)             ($)                 ($)                  (#)
             (a)                  (b)       (c)           (d)             (e)                 (f)                  (g)
------------------------------ -------- ------------- ------------- ----------------- ------------------- ---------------------
------------------------------ -------- ------------- ------------- ----------------- ------------------- ---------------------

Herbert Kurinsky,                 2003     $231,218     $200,000    $ 2,500 (4)             $ -                       0
Chairman and Chief Executive      2002     $181,218     $   -       $ 2,500 (4)             $ -                       0
Officer (7)                       2001     $233,140     $   -       $ 2,000 (4)             $ -                 200,000(1)
------------------------------ -------- ------------- ------------- ----------------- ------------------- ---------------------
------------------------------ -------- ------------- ------------- ----------------- ------------------- ---------------------

William Kurinsky,                 2003     $231,218     $50,000     $ -    (5)              $ -                       0
Vice President, Chief             2002     $181,218     $   -       $ -    (5)              $ -                       0
Operating and Financial           2001     $233,140     $   -       $1,000 (5)              $ -                 200,000(2)
Officer and Secretary (8)
------------------------------ -------- ------------- ------------- ----------------- ------------------- ---------------------
------------------------------ -------- ------------- ------------- ----------------- ------------------- ---------------------

Robert I. Rabinowitz,             2003     $150,000     $10,000     $ 2,500 (6)             $ -                       0
General Counsel (9)               2002     $150,000     $   -       $ 2,500 (6)             $ -                       0
                                  2001     $146,154     $   -       $ 2,000 (6)             $ -                  43,750(3)
------------------------------ -------- ------------- ------------- ----------------- ------------------- ---------------------

----------------------------
1) In 2003 the Compensation Committee of the Board of Directors did not authorize any option grants the named officer. In 2001, the Committee authorized an option grant to Mr. Herbert Kurinsky to purchase 200,000 shares of Common Stock at an exercise price of $.75 per share for 5 years.

2) In 2002 the Compensation Committee did not authorize any option grants the named officer. In 2001, the Committee authorized an option grant to Mr. William J. Kurinsky to purchase 200,000 shares of Common Stock at an exercise price of $.83 per share for 5 years.

15


3) In 2002 the Compensation Committee did not authorize any option grants the named officer. In 2001, the Committee authorized an option grant to Mr. Robert Rabinowitz to purchase 43,750 shares of Common Stock at an exercise price of $1.50 per share for 5 years.

4) Includes: (i) for 2003, an automobile allowance of $2,500; (ii) for 2002, an automobile allowance of $2,500; and (i) for 2001, an automobile allowance of $2,000. Subsequent to the fiscal year ended December 31, 2003, we granted the named executive officer the right to receive an aggregate of 375,000 restricted shares of common stock, which vest in equal amounts of 33.3%, on April 1, 2004, July 1, 2004 and October 1, 2004.

5) Includes: (i) for 2003 and 2002 no automobile allowance was paid, (iii) for 2001, an automobile allowance of $1,000. Subsequent to the fiscal year ended December 31, 2003, we granted the named executive officer the right to receive an aggregate of 375,000 restricted shares of common stock, which vest in equal amounts of 33.3%, on April 1, 2004, July 1, 2004 and October 1, 2004.

6) Includes (i) for 2003, an automobile allowance of $2,500; (ii) for 2002, an automobile allowance of $2,500; and (iii) for 2001, an automobile allowance of $2,000.

7) Effective January 1, 2004, Mr. Herbert Kurinsky relinquished the office of Chief Executive Officer. He is the beneficial owner of 86,518 shares of the Company's Common Stock as of December 31, 2003, which shares had a market value of $30,281 as of that date, without giving effect to the diminution in value attributable to the restriction on said shares. In January 2004, we issued 375,000 shares of restricted common stock pursuant to the terms of his employment agreement, as discussed below in greater detail.

8) Effective January 1, 2004, Mr. William Kurinsky became our Chief Executive Officer and relinquished the office of Chief Operating Officer. He is the beneficial owner of 1,405,823 shares of the Company's Common Stock as of December 31, 2003, which shares had a market value of $492,038 as of that date, without giving effect to the diminution in value attributable to the restriction on said shares. In January 2004, we issued 375,000 shares of restricted common stock pursuant to the terms of his employment agreement, as discussed below in greater detail.

9) Mr. Robert I. Rabinowitz is the beneficial owner of 29,500 shares of the Company's Common Stock as of December 31, 2003, which shares had a market value of $10,325 as of that date, without giving effect to the diminution in value attributable to the restriction on said shares.

16

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

     There were no stock option grants to any executive officers granted during the year ended December 31, 2003. In connection with his employment agreement, effective January 1, 2004, Mr. Victor K. Kurylak was granted options to purchase 500,000 shares of common stock and 250,000 restricted shares of common stock, all of which vest in equal amounts over a three-year period. In addition, Mr. Robert Rabinowitz, our general counsel, was granted an aggregate of 100,000 options during the current fiscal year.

                                     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                                AND FY-END OPTION/SAR VALUES

                                                                                       Value of
                             Shares                   Number of                        Unexercised
                             Acquired                 Unexercised                      In-the-money
                             on        Value          Options as of                    Options at
              Name           Exercise  Realized       December 31, 2003                December 31, 2003 (1)
              ----           --------  --------       -----------------                ---------------------

                                                   Exercisable/Unexercisable          Exercisable/Unexercisable
     Herbert Kurinsky            --      $0           325,000/0                               $0/$0
     William J. Kurinsky         --      $0           325,000/0                               $0/$0
     Robert I. Rabinowitz        --      $0           103,750/0                               $0/$0
----------------------

 (1) Based upon the closing bid price of our common stock on December 31, 2003
     ($.35 per share), less the exercise price for the aggregate number of shares subject to the options.


Employment, Severance and Change of Control Agreements

     In December 2003, we entered into new three-year employment contracts with Herbert Kurinsky, William J. Kurinsky and Victor K. Kurylak, as described below. Our agreements with each of the aforementioned officers became effective January 1, 2004.

     Pursuant to his employment agreement, Mr. Herbert Kurinsky resigned as Chief Executive Officer and remained as our Chairman. This agreement, which will expire on December 31, 2006, provides for a base salary of $200,000 for each year of the agreement. The agreement automatically renews for an additional one-year term, unless we elect not to renew it. Mr. Kurinsky will also be entitled to receive a portion of a bonus pool consisting of 15% of our pre-tax profits, to be determined by our compensation committee. The bonus pool would require a minimum of $500,000 pretax profit per year in order to become effective. He is also entitled to receive commissions at the same rate as paid to our other non-affiliate registered representatives. Mr. Kurinsky is also entitled to participate in a pool comprised of up to 20% of all underwriters and/or placement agent warrants or options that are granted to Montauk Financial Group upon the same price, terms and conditions afforded to Montauk Financial Group as the underwriter or placement agent. Mr. Kurinsky also receives health insurance benefits and life insurance as generally made available to our regular full-time employees, and reimbursement for expenses incurred on our behalf and the use of an automobile, or in the alternative, an automobile allowance. The contracts also provide for a severance of one years salary in the event Mr. Kurinsky's employment is terminated without cause or the contract is not renewed and a severance benefit equal to three times the five year average compensation paid to him in the event Mr. Kurinsky is terminated or his duties significantly change after a change in our management as defined in the agreement. As additional compensation under the agreement, we granted Mr. Kurinsky the right to receive an aggregate of 375,000 restricted shares of common stock, which vest in equal amounts of 33.3%, on April 1, 2004, July 1, 2004 and October 1, 2004.

     Pursuant to his employment agreement, Mr. William J. Kurinsky was appointed as our Chief Executive Officer, remained as our Chief Financial Officer and a director and relinquished his positions as Executive Vice President and Chief Operating Officer. This agreement, which will expire on December 31, 2008, provides for a base salary of $300,000 for each year of the agreement. The agreement automatically renews for an additional one-year term, unless we elect not to renew it. Mr. Kurinsky will also be entitled to receive a portion of a bonus pool consisting of 15% of our pre-tax profits, to be determined by our compensation committee. The bonus pool would require a minimum of $500,000 pretax profit per year in order to become effective. He is also entitled to

17


receive commissions at the same rate as paid to our other non-affiliate registered representatives. Mr. Kurinsky is also entitled to participate in a pool comprised of up to 20% of all underwriters and/or placement agent warrants or options that are granted to Montauk Financial Group upon the same price, terms and conditions afforded to Montauk Financial Group as the underwriter or placement agent. Mr. Kurinsky also receives health insurance benefits and life insurance as generally made available to our regular full-time employees, and reimbursement for expenses incurred on our behalf and the use of an automobile, or in the alternative, an automobile allowance. The contracts also provide for a severance of one years salary in the event Mr. Kurinsky's employment is terminated without cause or the contract is not renewed and a severance benefit equal to three times the five year average compensation paid to him in the event Mr. Kurinsky is terminated or his duties significantly change after a change in our management as defined in the agreement. As additional compensation under the agreement, we granted Mr. Kurinsky the right to receive an aggregate of 375,000 restricted shares of common stock, which vest in equal amounts of 33.3%, on April 1, 2004, July 1, 2004 and October 1, 2004.

     Pursuant to his employment agreement, Mr. Victor K. Kurylak was hired as our President and Chief Operating Officer. This agreement, which will expire on December 31, 2005, provides for a base salary of $250,000 for each year of the agreement. The agreement automatically renews for an additional one-year term, unless we elect otherwise. Mr. Kurylak will also be entitled to receive a portion of a bonus pool consisting of 15% of our pre-tax profits, to be determined by our compensation committee. The bonus pool would require a minimum of $500,000 pretax profit per year in order to become effective. He is also entitled to receive commissions at the same rate as paid to our other non-affiliate registered representatives. Mr. Kurylak is also entitled to participate in a pool comprised of up to 20% of all underwriters and/or placement agent warrants or options that are granted to Montauk Financial Group upon the same price, terms and conditions afforded to Montauk Financial Group as the underwriter or placement agent. Mr. Kurylak also receives health insurance benefits and life insurance as generally made available to our regular full-time employees, and reimbursement for expenses incurred on our behalf and the use of an automobile, or in the alternative, an automobile allowance. The contracts also provide that Mr. Kurylak will be nominated to serve on our Board of Directors after his first full year of service pursuant to the agreement. As additional compensation under the agreement, we granted Mr. Kurylak options to purchase 500,000 shares of common stock and 250,000 restricted shares of common stock, all of which vest in equal amounts over a three-year period commencing on the first anniversary of his employment agreement.

Incentive Stock Option Plan

     In June 2002, we adopted the 2002 Incentive Stock Option Plan, which provides for the grant of options to purchase up to 5,000,000 shares of our common stock by our employees, registered representatives and consultants. Under the terms of the Incentive Plan, options granted thereunder may be designated as options which qualify for incentive stock option treatment under Section 422A of the Code, or options which do not so qualify.

     The Plan is administered by our Board of Directors which has the discretion to determine the eligible employees to whom, and the times and the price at which, options will be granted; whether such options shall be Incentive Stock Options or Non-Incentive Stock Options; the periods during which each option will be exercisable; and the number of shares subject to each option. The Board has full authority to interpret the Incentive Plan and to establish and amend rules and regulations relating thereto.

     Under the Incentive Plan, the exercise price of an option designated as an Incentive Stock Option shall not be less than the fair market value of the common stock on the date the option is granted. However, in the event an option designated as an Incentive Stock Option is granted to a ten percent shareholder such exercise price shall be at least 110% of such fair market value. Exercise prices of Non-Incentive Stock Options may be less than such fair market value. The aggregate fair market value of shares subject to options granted to a participant which are designated as Incentive Stock Options which become exercisable in any calendar year may not exceed $100,000.

     The Board may, in its sole discretion, grant bonuses or authorize loans to or guarantee loans obtained by an optionee to enable such optionee to pay any taxes that may arise in connection with the exercise or cancellation of an option. Unless sooner terminated, the Incentive Plan will expire in 2012.

18


     Since the adoption of the 2002 Incentive Plan, we have issued 1,031,000 options to registered representatives and employees. There remain 1,093,498 options outstanding from our 1992 Incentive Stock Option Plan, resulting in a total of 2,124,498 options outstanding.

Director Plan

     In June 2002, we adopted the Non-Executive Director Stock Option Plan (the "Director Plan"). The Director Plan provides that each non-executive director will automatically be granted an option to purchase 20,000 shares each September 1, provided such person has served as a director for the 12 months immediately prior to such September 1st. A Non-Executive Director who has not served as a director for an entire year prior to September 1st of each year shall receive a pro rata number of options determined as follows:

Date of Membership                               Options Granted
------------------                               ---------------
September 1 through November 30                      20,000
December 1 through February 28                       15,000
March 1 through May 30                               10,000
June 1 through August 31                              5,000

     Options are granted under the Director Plan until 2012 to non-executive directors who are not our full time employees.

     The exercise price for options granted under the Director Plan shall be 100% of the fair market value of the common stock on the date of grant. Until otherwise provided in the Director Plan the exercise price of options granted under the Director Plan must be paid at the time of exercise, either in cash, by delivery of shares of our common stock or a combination of both. The term of each option commenced on the date it is granted and unless terminated sooner as provided in the Director Plan, expires five years from the date of grant. The Director Plan is administered by a committee of the board of directors composed of not fewer than two persons who are our officers (the "Committee"). The Committee has no discretion to determine which non-executive director will receive options or the number of shares subject to the option, the term of the option or the exercisability of the option. However, the Committee will make all determinations of the interpretation of the Director Plan. Options granted under the Director Plan are not qualified for incentive stock option treatment. To date, a total of 80,000 options have been granted to our Non-Executive members of the Board of Directors under the 2002. An additional 60,000 options remain outstanding from grants made pursuant to the 1992 Non-Executive Director Stock Option Plan, which terminated in June 2002, and which was replaced by the 2002 Non-Executive Director Stock Option Plan.

Senior Management Plan

     In 1996, we adopted the 1996 Senior Management Incentive Plan (the "Management Plan"). The Management Plan provides for the issuance of up to 2,000,000 shares of common stock either upon issuance of options issued under the Management Plan or grants of restricted stock or incentive stock rights. The Board of Directors or a committee of the board may grant awards under the Management Plan to executive management employees, if one is appointed for this purpose. The Management Plan provides for four types of awards: stock options, incentive stock rights, stock appreciation rights, and restricted stock purchase agreements. The stock options granted under the Management Plan can be either incentive stock options or non-incentive stock options, similar to the options granted under the Incentive Plan, except that the exercise price of non-Incentive Stock Option shall not be less than 85% of the fair market value of the common stock on the date of grant. Incentive stock rights consist of incentive stock units equivalent to one share of common stock in consideration for services performed for us. If services of the holder terminate prior to the incentive period, the rights become null and void unless termination is caused by death or disability. Stock appreciation rights allow a grantee to receive an amount in cash equal to the difference between the fair market value of the stock and the exercise price, payable in cash or shares of common stock. The Board or committee may grant limited stock appreciation rights, which become exercisable upon a "change of control" of our company. A change of control includes the purchase by any person of 25% or more of the voting power of our outstanding securities, or a change in the majority of the Board of Directors.

     Awards granted under the Management Plan are also entitled to certain acceleration provisions that cause awards granted under the Plan to immediately vest in the event of a change of control or sale of our company. Awards under the Management Plan may be made until 2006. In June 2000, at our Annual Meeting of Shareholders, a resolution was passed amending the Senior Management Stock Option Plan to increase the number of shares reserved for issuance from 2,000,000 to 4,000,000. Options to purchase 1,817,500 shares of our common stock are currently outstanding under the Senior Management Plan. In January 2004, we granted an aggregate of 1,000,000 restricted shares of common stock to Mr. Herbert Kurinsky, Mr. William J. Kurinsky and Mr. Victor K. Kurylak, pursuant to their employment agreements.

19



Shareholder Return Performance Presentation*

     Set forth herein is a line graph comparing the total returns (assuming reinvestment of dividends) of our common stock, the Standard and Poor Industrial Average, and an industry composite consisting of a group of peer issuers we selected in good faith. Our common stock is listed for trading in the over the counter market and is traded under the symbol "FMFK".

Listed below is the value of a $100 investment at each of our last five fiscal year ends:

                                         Cumulative Total Shareholder Return
          ------------------------ ---------------------- ----------------------- ----------------------
                                       First Montauk
                   Date               Financial Corp.         S&P 500 Index         Peer Group Index
          ------------------------ ---------------------- ----------------------- ----------------------
          ------------------------ ---------------------- ----------------------- ----------------------

          ------------------------ ---------------------- ----------------------- ----------------------
          ------------------------ ---------------------- ----------------------- ----------------------
                 12/31/99                  $100                    $100                   $100
          ------------------------ ---------------------- ----------------------- ----------------------
          ------------------------ ---------------------- ----------------------- ----------------------
                 12/31/00                 $49.39                 $110.02                 $117.03
          ------------------------ ---------------------- ----------------------- ----------------------
          ------------------------ ---------------------- ----------------------- ----------------------
                 12/31/01                 $30.61                  $96.95                 $134.60
          ------------------------ ---------------------- ----------------------- ----------------------
          ------------------------ ---------------------- ----------------------- ----------------------
                 12/31/02                 $13.91                  $75.52                 $68.45
          ------------------------ ---------------------- ----------------------- ----------------------
          ------------------------ ---------------------- ----------------------- ----------------------
                 12/31/03                 $24.35                  $97.19                 $176.81
          ------------------------ ---------------------- ----------------------- ----------------------


-------------------------
NOTES:  Industry  composite  includes  Paulson  Capital Corp.,  Olympic  Cascade
Financial Corp. and Kirlin Holding Corp. The industry composite has been determined in good faith by management to represent entities that compete with us in certain of its significant business segments.


     * This section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

20


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     For information concerning the terms of the employment agreements entered into between us and Messrs. Herbert Kurinsky and William J. Kurinsky and Mr. Victor K. Kurylak, see "Executive Compensation".

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the only business which the Board of Directors intends to present, and knows that others will present, at the Annual Meeting is that herein above set forth. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

                              SHAREHOLDER PROPOSALS

     Shareholders may contact the Board of Directors or a specified individual director by writing to the Secretary of the company at First Montauk Financial Corp., Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, New Jersey 07701. Our corporate secretary will relay all such communications to the Board of Directors, or individual members, as appropriate.

     Inclusion in Next Year's Proxy Statement. Proposals of shareholders intended to be presented at our 2005 Annual Meeting of Shareholders must be received by us on or prior to January 24, 2005 to be eligible for inclusion in our proxy statement and form of proxy to be used in connection with the 2005 Annual Meeting of Shareholders.

     Presentation at Meeting. For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year's annual meeting, SEC rules permit our management to vote proxies in its discretion if
(a) our management receives notice of the proposal before the close of business on April 9, 2005 and advises shareholders in next year's proxy statement about the nature of the matter and how it intends to vote on such matter, or (b) our management does not receive notice of the proposal prior to the close of business on April 9, 2005.

                             ADDITIONAL INFORMATION

     A COPY OF OUR ANNUAL REPORT ON FORM 10-K, AS AMENDED, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR SENT TO WILLIAM J. KURINSKY, SECRETARY, FIRST MONTAUK FINANCIAL CORP., PARKWAY 109 OFFICE CENTER, 328 NEWMAN SPRINGS ROAD, RED BANK, NEW JERSEY 07701. Each such request must set forth a good faith representation that as of the Record Date the person making the request was the beneficial owner of shares our common stock entitled to vote at the 2004 Annual Meeting of Shareholders. We are subject to the informational requirements of the Exchange Act and in accordance therewith file reports, proxy and information statements, and other information with the SEC. Such reports, proxy and information statements, and other information we file can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C., as well as the regional offices of the SEC located at 233 Broadway, New York, New York. Copies of such materials can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains a World Wide Web site that contains reports, proxy and information statements, and other information filed through the SEC's Electronic Data Gathering, Analysis and Retrieval System. This Web site can be accessed at http://www.sec.gov.

                                         By Order of the Board of Directors


                                         William J. Kurinsky, Secretary

May 24, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

21
                                                                  EXHIBIT A

                          FIRST MONTAUK FINANCIAL CORP.

                                     CHARTER

                                     OF THE

                                 AUDIT COMMITTEE

Organization

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of at least three directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member. The committee shall meet as required throughout the fiscal year, but no less than four times.

Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality. In carrying out these responsibilities, the audit committee will:

         * Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

         * Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

         * Review with the independent auditors and the company's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements.

         * Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

         * Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

         * Review accounting and financial human resources and succession planning within the company.

         * Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

         * Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                          FIRST MONTAUK FINANCIAL CORP.

                 Annual Meeting of Shareholders - June 25, 2004

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Herbert Kurinsky and William J. Kurinsky, and each of them, proxies, with full power of substitution to each, to vote all common shares of FIRST MONTAUK FINANCIAL CORP., owned by the undersigned at the Annual Meeting of Shareholders of FIRST MONTAUK FINANCIAL CORP. to be held on Friday, June 25, 2004 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote:

I.       Election of Class II Directors:

          FOR nominees listed                WITHHOLD AUTHORITY
          below (except as marked            to vote for the nominees
          to the contrary below)   [_]       listed below              [_]

(Instruction: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below)

     Nominee for Class II Directors to Serve until the 2007 Annual Meeting:

             Norma L. Doxey                              Barry D. Shapiro

and to vote upon any other business as may properly come before the meeting or any adjournment thereof, all as described in the Proxy Statement dated May 24, 2004, receipt of which is hereby acknowledged.

     Either of the proxies or their respective substitutes, who shall be present and acting shall have and may exercise all the powers hereby granted.

     The shares represented by this proxy will be voted FOR the election of the nominees for Class II Directors. Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.



                                   Dated:_______________________________, 2004

                                   --------------------------------------------

                                   --------------------------------------------

                                   (Please date and sign exactly as name appears at left. For joint accounts, each joint owner should sign. Executors, administra-tors, trustees, etc., should also so indicate when signing.)